Exhibit 10.2

FIRST AMENDMENT

TO

EMPLOYMENT AGREEMENT

This First Amendment (this “Amendment”) to Employment Agreement is hereby entered into on January 18, 2021 and effective as of January 1, 2021 by and between SILO Pharma, Inc., a Delaware corporation (the “Corporation”) and Eric Weisblum (“Executive”). The Corporation and Executive are collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, the Corporation and Executive are parties to that certain Employment Agreement dated as of April 17, 2020 (the “Employment Agreement”);

WHEREAS, the Employment Agreement provided that Executive would be employed by the Corporation as Chief Executive Officer and Chief Financial Officer of the Corporation;

WHEREAS, the Parties desire to amend the Employment Agreement to raise Executive’s salary as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

2.	The first sentence in Section 4(a) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“The Corporation shall pay the Executive as compensation for his services hereunder, in equal semi-monthly or bi-weekly installments during the Term, the sum of $180,000 per annum (as in effect from time to time, the “Base Salary”), less such deductions as shall be required to be withheld by applicable law and regulations.”

3.	This agreement shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

4.	Except as amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect, and the Employment Agreement is in all respects ratified and confirmed. On and after the date of this agreement, each reference in the Employment Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Employment Agreement as amended by this agreement.

5.	This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

THE CORPORATION:

SILO PHARMA, INC.

By:	/s/ Wayne D. Linsley
Name:	Wayne D. Linsley
Title:	Director

EXECUTIVE:

/s/ Eric Weisblum
ERIC WEISBLUM

[Signature Page to Amendment No. 1 to Employment Agreement]